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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - March 21, 2000
                                                            -----------------

                              HUDSON UNITED BANCORP
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                                   ----------
                 (State or Other Jurisdiction of Incorporation)

               1-08660                             22-2405746
               -------                             ----------
       (Commission File Number)         (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
               --------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (201) 236-2600
                                 --------------
                         (Registrant's Telephone Number)


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

Item 5.  Other Events.
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         On March 21, 2000, Hudson United Bancorp,  Inc. and Dime Bancorp,  Inc.
issued  a  joint  press  release   announcing  that  their  respective   special
shareholder meetings to vote on the proposed Dime/Hudson merger have been delayed. Dime's Special Shareholders Meeting has been postponed until May 17, 2000, with a record date of March 30, 2000. Hudson's special shareholders meeting has been adjourned until May 18, 2000, with a record date of February 7, 2000.


Item 7.        Exhibits.
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               Exhibit 99 - Press Release dated March 21, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HUDSON UNITED BANCORP


                                      D. LYNN VAN BORKULO-NUZZO
                                  By: ______________________________
                                Name: D. Lynn Van Borkulo-Nuzzo
                               Title: Executive Vice President and
                                        Corporate Secretary


Date: March 22, 2000


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FOR HUDSON UNITED BANCORP
-------------------------
Kenneth T. Neilson, Chairman                       Chris McFadden
President & Chief Executive Officer                Chief Financial Officer
(201) 236-2631                                     (201)236-6144


FOR DIME BANCORP, INC.
----------------------
Franklin L. Wright
Executive Vice President
(212) 326-6170


FOR IMMEDIATE RELEASE
---------------------
March 21, 2000


                  DIME BANCORP, INC. AND HUDSON UNITED BANCORP
                            POSTPONE SPECIAL MEETINGS


         Mahwah, NJ and New York, NY -- March 21, 2000 -- Hudson United Bancorp (NYSE:HU) and Dime Bancorp, Inc. (NYSE:DME) announced today that they had delayed the special meetings of their stockholders to vote on the proposed Dime/Hudson United merger. The meetings had been scheduled for Friday, March 24, 2000.

         Hudson United Bancorp said it would adjourn its meeting until Thursday, May 18, 2000, and that stockholders of record as of February 7, 2000 would be eligible to vote at the meeting.

         Dime Bancorp, Inc. said it would postpone its meeting until Wednesday, May 17, 2000, and that stockholders of record as of March 30, 2000 would be eligible to vote.

         Details regarding the time and place for the special meetings will be sent by Dime and Hudson United to their respective shareholders.

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